                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14 a-12

                              MUNDER SERIES TRUST
                             MUNDER SERIES TRUST II
                            THE MUNDER @VANTAGE FUND
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 [MUNDER LOGO]

                           PLEASE CAST YOUR VOTE TODAY

RE: Adjourned Special Meeting of Shareholders of THE MUNDER FUNDS

Dear Shareholder:

We are writing to inform you that the October 26, 2006 Special Meeting of Shareholders of The Munder Funds has been adjourned until November 20, 2006 at 3:00 p.m. at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, to allow shareholders who have not yet cast their votes additional time to do so. Our records indicate that your vote has not yet been registered for the matters set forth on the accompanying proxy card. PLEASE ACT TODAY TO PROVIDE YOUR VOTING INSTRUCTIONS SO THAT THIS MEETING MAY BE HELD WITHOUT FURTHER DELAY AND ADDITIONAL COSTS.

ABOUT THE PROXY
The proxy materials previously sent to you describe among other things a proposed transaction whereby the management of Munder Capital Management (the Funds' investment advisor) will partner with Crestview Capital Partners and Grail Partners to acquire Comerica Incorporated's ownership stake in Munder Capital. Following the transaction, Munder Capital will continue to operate under its present name and its senior management and portfolio managers will continue to lead the firm and manage your Munder Funds. Neither the transaction, nor any of the other proposals described in the proxy materials is intended to alter the way in which we manage any of the Munder Funds or result in the increase of any fees or expenses. The transaction is intended to help Munder Capital by enabling it to:

o Maintain its culture and rigorous, disciplined investment process
o Attract and retain key investment professionals
o Continue to provide quality services to The Munder Funds
o HAVE A GREATER VESTED INTEREST IN THE PERFORMANCE AND SUCCESS OF THE MUNDER FUNDS

--------------------------------------------------------------------------------
EVERY VOTE COUNTS!

You may feel that you do not own enough shares to make a difference, however, every vote registered on the matters at hand is important to the outcome.

Another copy of your proxy card has been enclosed with this letter for your convenience. Should you have any questions regarding this information or to cast your vote over the phone, please call the toll-free number 1-800-331-7487. For your convenience, please utilize one of the easy methods listed at the right to register your vote:


[TELEPHONE]  1. VOTE BY PHONE. You may cast your vote       [TELEPHONE]   3. TALK TO A REPRESENTATIVE. You may
             cast anytime by calling 1-866-437-4672 and                   your vote by calling our toll-free proxy
             following the instructions.                                  hotline at 1-800-331-7487.



[COMPUTER]   2. VOTE THROUGH THE INTERNET. Log on to        [ENVELOPE]    4. VOTE BY MAIL. You may cast your vote
             by WWW.MYPROXYONLINE.COM and follow                          signing and dating the enclosed proxy
             the instructions on the website.                             card and inserting it in the postage-paid
                                                                          envelope provided.


Thank you for your assistance,

/S/ JOHN S. ADAMS

John S. Adams
President and Principal Executive Officer
The Munder Funds
                                                                            REG

                                 [MUNDER LOGO]

                           PLEASE CAST YOUR VOTE TODAY

RE: Adjourned Special Meeting of Shareholders of THE MUNDER FUNDS

Dear Shareholder:

We are writing to inform you that the October 26, 2006 Special Meeting of Shareholders of The Munder Funds has been adjourned until November 20, 2006 at 3:00 p.m. at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, to allow shareholders who have not yet cast their votes additional time to do so. Our records indicate that your vote has not yet been registered for the matters set forth on the accompanying proxy card. PLEASE ACT TODAY TO PROVIDE YOUR VOTING INSTRUCTIONS SO THAT THIS MEETING MAY BE HELD WITHOUT FURTHER DELAY AND ADDITIONAL COSTS.

ABOUT THE PROXY
The proxy materials previously sent to you describe among other things a proposed transaction whereby the management of Munder Capital Management (the Funds' investment advisor) will partner with Crestview Capital Partners and Grail Partners to acquire Comerica Incorporated's ownership stake in Munder Capital. Following the transaction, Munder Capital will continue to operate under its present name and its senior management and portfolio managers will continue to lead the firm and manage your Munder Funds. Neither the transaction, nor any of the other proposals described in the proxy materials is intended to alter the way in which we manage any of the Munder Funds or result in the increase of any fees or expenses. The transaction is intended to help Munder Capital by enabling it to:

o Maintain its culture and rigorous, disciplined investment process
o Attract and retain key investment professionals
o Continue to provide quality services to The Munder Funds
o HAVE A GREATER VESTED INTEREST IN THE PERFORMANCE AND SUCCESS OF THE MUNDER FUNDS

--------------------------------------------------------------------------------
EVERY VOTE COUNTS!

You may feel that you do not own enough shares to make a difference, however, every vote registered on the matters at hand is important to the outcome.

Another copy of your proxy card has been enclosed with this letter for your convenience. Should you have any questions regarding this information or to cast your vote over the phone, please call the toll-free number 1-800-331-7487. For your convenience, please utilize one of the easy methods listed below to register your vote:


[TELEPHONE]  1. VOTE BY PHONE. You may cast your vote      [TELEPHONE]      3. TALK TO A REPRESENTATIVE. You may
             cast anytime by calling the number on your                     your vote by calling our toll-free proxy
             proxy and following the instructions.                          hotline at 1-800-331-7487.

[COMPUTER]   2. VOTE THROUGH THE INTERNET. Log on to       [ENVELOPE]       4. VOTE BY MAIL. You may cast your vote by
             WWW.PROXYVOTE.COM and follow                                   signing and dating the enclosed proxy
             the instructions on the website.                               card and inserting it in the postage-paid
                                                                            envelope provided.



Thank you for your assistance,

/S/ JOHN S. ADAMS

John S. Adams
President and Principal Executive Officer
The Munder Funds
                                                                           NOBO

                                 [MUNDER LOGO]

                           PLEASE CAST YOUR VOTE TODAY

RE: Adjourned Special Meeting of Shareholders of THE MUNDER FUNDS

Dear Shareholder:

We are writing to inform you that the October 26, 2006 Special Meeting of Shareholders of The Munder Funds has been adjourned until November 20, 2006 at 3:00 p.m. at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, to allow shareholders who have not yet cast their votes additional time to do so. Our records indicate that your vote has not yet been registered for the matters set forth on the accompanying proxy card. PLEASE ACT TODAY TO PROVIDE YOUR VOTING INSTRUCTIONS SO THAT THIS MEETING MAY BE HELD WITHOUT FURTHER DELAY AND ADDITIONAL COSTS.

ABOUT THE PROXY
The proxy materials previously sent to you describe among other things a proposed transaction whereby the management of Munder Capital Management (the Funds' investment advisor) will partner with Crestview Capital Partners and Grail Partners to acquire Comerica Incorporated's ownership stake in Munder Capital. Following the transaction, Munder Capital will continue to operate under its present name and its senior management and portfolio managers will continue to lead the firm and manage your Munder Funds. Neither the transaction, nor any of the other proposals described in the proxy materials is intended to alter the way in which we manage any of the Munder Funds or result in the increase of any fees or expenses. The transaction is intended to help Munder Capital by enabling it to:

o Maintain its culture and rigorous, disciplined investment process
o Attract and retain key investment professionals
o Continue to provide quality services to The Munder Funds
o HAVE A GREATER VESTED INTEREST IN THE PERFORMANCE AND SUCCESS OF THE MUNDER FUNDS

--------------------------------------------------------------------------------
EVERY VOTE COUNTS!

You may feel that you do not own enough shares to make a difference, however, every vote registered on the matters at hand is important to the outcome.

Another copy of your proxy card has been enclosed with this letter for your convenience. Should you have any questions regarding this information or to cast your vote over the phone, please call the toll-free number 1-800-331-7487. For your convenience, please utilize one of the easy methods listed below to register your vote:


[TELEPHONE]  1. VOTE BY PHONE. You may cast your vote         [ENVELOPE]  3. VOTE BY MAIL. You may cast your vote
             by anytime by calling the number on your proxy               signing and dating the enclosed proxy
             and following the instructions.                              card and inserting it in the postage-paid
                                                                          envelope provided.

[COMPUTER]   2. VOTE THROUGH THE INTERNET. Log on to
             WWW.PROXYVOTE.COM and follow
             the instructions on the website.

Thank you for your assistance,

/S/ JOHN S. ADAMS

John S. Adams
President and Principal Executive Officer
The Munder Funds
                                                                            OBO